        As filed with the Securities and Exchange Commission on April 2, 1998.

                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549



                                       FORM 8-K



                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of report (Date of earliest event reported):  MARCH 31, 1998



                               EXCEL LEGACY CORPORATION
                (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                        0-2350                        33-0781747
 (State or Other Jurisdiction of (Commission File Number)   (I.R.S. Employer Identification No.)
        Incorporation)


     16955 VIA DEL CAMPO, SUITE 100
           SAN DIEGO, CALIFORNIA                                            92127
(Address of Principal Executive Offices)                                (Zip Code)

                                    (619) 485-9400
                 (Registrant's telephone number, including area code)


                                    NOT APPLICABLE
            (Former Name or Former Address, if Changed Since Last Report)






                                    Page 1 of 176
                               Exhibit Index on Page 5

ITEM 1.   CHANGE OF CONTROL OF REGISTRANT.

          On March 31, 1998, Excel Realty Trust, Inc., a Maryland corporation ("Excel"), consummated its previously-announced spin-off of Excel Legacy Corporation, a Delaware corporation ("Legacy"), through the distribution to the holders of record of Excel common stock on March 2, 1998 (the "Record Date") of all of the common stock of Legacy (the "Distribution"), pursuant to a Distribution Agreement dated as of March 31, 1998 (the "Distribution Agreement") among Excel, Legacy and ERT Development Corporation. Each holder of Excel common stock received one share of Legacy common stock for each share of Excel common stock owned on the Record Date. No consideration was paid by the holders of Excel common stock in exchange for the Legacy common stock. Based on the 23,160,757 shares of Excel common stock outstanding on the Record Date, 23,160,757 shares of Legacy common stock were distributed to such holders. The Legacy common stock is currently quoted and traded on the OTC Bulletin Board under the symbol "XLCY." The Legacy common stock was registered under the Securities Exchange Act of 1934, as amended, under a Registration Statement on Form 10 which included an information statement about the Distribution (the "Information Statement"), copies of which were mailed to Excel's stockholders. The final version of the Information Statement was filed by Legacy with the Securities and Exchange Commission as an exhibit to a Form 8-K dated March 26, 1998. A copy of the Distribution Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          See Item 1. Additional information concerning the assets and liabilities transferred to Legacy and the continuing relationship between Excel and Legacy is contained in the Information Statement. In connection with the Distribution, the board of directors of Excel determined that the estimated market value of the common stock of Legacy as of March 31, 1998 was $2.39, based upon the value of assets being transferred to Legacy. In connection with the Distribution, and in addition to the Distribution Agreement, Excel and Legacy entered into an Administrative Services Agreement, Intercompany Agreement, Tax Sharing Agreement and Transitional Services Agreement, copies of which are attached hereto as exhibits and are incorporated herein by reference.

ITEM 5.   OTHER EVENTS.

          On March 31, 1998, concurrently with the Distribution, Legacy sold 16,784,000 shares of Series A Liquidating Preference Convertible Preferred Stock due 2005 ("Series A Preferred Stock") in a private placement to certain qualified institutional buyers ("QIBs") (as such term is defined in Rule 144A under the Securities Act of 1933, as amended) at a price of $5.00 per share, for an aggregate purchase price of $83,920,000. In addition, Legacy granted to two QIBs, in connection with their purchase of Series A Preferred Stock described above, warrants to purchase an aggregate of 4,497,000 shares of Series A Preferred Stock at an exercise price of $5.00 per share pursuant to two warrant agreements, copies of which are attached hereto as exhibits and incorporated herein by reference. These warrants were exercised in full by the two QIBs on March 31, 1998, concurrently with the Distribution, for an aggregate exercise price of $22,485,000.

          Additional information concerning the sale of Series A Preferred Stock by Legacy is contained in the Information Statement. In connection with the sale of Series A Preferred Stock, and in addition to the warrant agreements, Legacy and the various purchasers entered into Purchase Agreements and a Registration Rights Agreement, copies of which are attached hereto as exhibits and are incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS.

          The financial statements relating to Legacy are contained in, and are incorporated herein by reference to, pages F-1 through F-16 of the Information Statement.

     (b)  PRO FORMA FINANCIAL INFORMATION.

          The pro forma financial information relating to Legacy is contained in, and is incorporated herein by reference to, pages 35 through 38 of the Information Statement.

     (c)  EXHIBITS.

          2.1 Distribution Agreement, dated as of March 31, 1998, by and among Excel Realty Trust, Inc., Excel Legacy Corporation and ERT Development Corporation.

          4.1 Certificate of Designations of the Series A Preferred Stock of Excel Legacy Corporation.

          4.2 Warrant to Purchase Shares of Series A Preferred Stock, dated as of March 31, 1998, issued by Excel Legacy Corporation to BancBoston Capital Inc.

          4.3 Warrant to Purchase Shares of Series A Preferred Stock, dated as of March 31, 1998, issued by Excel Legacy Corporation to Southeastern Asset Management, Inc.

          10.1 Administrative Services Agreement, dated as of March 31, 1998, by and between Excel Realty Trust, Inc. and Excel Legacy Corporation.

          10.2 Intercompany Agreement, dated as of March 31, 1998, by and between Excel Realty Trust, Inc. and Excel Legacy Corporation.

          10.3 Tax Sharing Agreement, dated as of March 31, 1998, by and between Excel Realty Trust, Inc. and Excel Legacy Corporation.

          10.4 Transitional Services Agreement, dated as of March 31, 1998, by and between Excel Realty Trust, Inc. and Excel Legacy Corporation.

          10.5 Purchase Agreement, dated as of March 31, 1998, by and among Excel Legacy Corporation and the purchasers named therein.

          10.6 Registration Rights Agreement, dated as of March 31, 1998, by and among Excel Legacy Corporation and the purchasers named therein.

                                      SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   April 2, 1998              EXCEL LEGACY CORPORATION


                                   By:   /s/ RICHARD B. MUIR
                                         --------------------------------
                                         Richard B. Muir
                                         Executive Vice President and Secretary

                                    EXHIBIT INDEX



EXHIBIT NO.                              DESCRIPTION
-----------                              -----------

     2.1 Distribution Agreement, dated as of March 31, 1998, by and among Excel Realty Trust, Inc., Excel Legacy Corporation and ERT Development Corporation.

     4.1 Certificate of Designations of the Series A Preferred Stock of Excel Legacy Corporation.

     4.2 Warrant to Purchase Shares of Series A Preferred Stock, dated as of March 31, 1998, issued by Excel Legacy Corporation to BancBoston Capital Inc.

     4.3 Warrant to Purchase Shares of Series A Preferred Stock, dated as of March 31, 1998, issued by Excel Legacy Corporation to Southeastern Asset Management, Inc.

     10.1 Administrative Services Agreement, dated as of March 31, 1998, by and between Excel Realty Trust, Inc. and Excel Legacy Corporation.

     10.2 Intercompany Agreement, dated as of March 31, 1998, by and between Excel Realty Trust, Inc. and Excel Legacy Corporation.

     10.3 Tax Sharing Agreement, dated as of March 31, 1998, by and between Excel Realty Trust, Inc. and Excel Legacy Corporation.

     10.4 Transitional Services Agreement, dated as of March 31, 1998, by and between Excel Realty Trust, Inc. and Excel Legacy Corporation.

     10.5 Purchase Agreement, dated as of March 31, 1998, by and among Excel Legacy Corporation and the purchasers named therein.

     10.6 Registration Rights Agreement, dated as of March 31, 1998, by and among Excel Legacy Corporation and the purchasers named therein.






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